UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: April 11, 2014

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On April 11, 2014, Registrant issued a news release announcing that Patrick B. Dorsey, its Senior Vice President, Secretary and General Counsel, will retire on May 22, 2014. Leigh M. Harlan will become Registrant’s Senior Vice President, Secretary and General Counsel effective May 22, 2014.

A copy of the news release announcing Mr. Dorsey’s retirement and Ms. Harlan’s appointment is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

99.1	News Release dated April 11, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Patrick B. Dorsey
Patrick B. Dorsey
Senior Vice President, Secretary
and General Counsel
Date: April 11, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated April 11, 2014.

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